                                                                  EXHIBIT 21

                              SUBSIDIARIES OF
                       MARSH & McLENNAN COMPANIES, INC.
                               as of 2/28/98)

                                                               Where
          Name                                             Incorporated
          ----                                             ------------
Marsh & McLennan Real Estate Advisors, Inc.                Delaware
Omega Indemnity (Bermuda) Limited                          Bermuda
Epsilon Insurance Company, Ltd.                            Cayman Islands
J&H Marsh & McLennan, Inc.                                 Delaware
     J&H Marsh & McLennan of Alabama, Inc.                 Alabama
     J&H Marsh & McLennan  of Alaska, Inc.                 Alaska
     J&H Marsh & McLennan of Arkansas, Inc.                Arkansas
     J&H Marsh & McLennan of Connecticut, Inc.             Connecticut
     M & M Insurance Management Services, Inc.             Delaware
     Marsh & McLennan Financial Markets, Inc.              Delaware
     Marsh & McLennan GbR Holdings, Inc.                   Delaware
     Marsh & McLennan Pallas Holdings, Inc.                Delaware
          Marsh & McLennan Pallas Holdings GmbH            Germany
          Gradmann & Holler GbR                            Germany
               Pallas Gradmann & Holler do Brasil
                 Corretores de Seguros Ltda.               Brazil
                         Assivalo Comercial E
                           Representacoes Ltda. (30%)      Brazil
     Triad Services, Inc.                                  Delaware
     Marsh & McLennan Agency, Incorporated                 District of Columbia
     J&H Marsh & McLennan of Idaho, Inc.                   Idaho
     J&H Marsh & McLennan of Illinois, Inc.                Illinois
     J&H Marsh & McLennan of Indiana, Inc.                 Indiana
     J&H Marsh & McLennan of Kentucky, Inc.                Kentucky
     J&H Marsh & McLennan of Louisiana, Inc.               Louisiana
          Marmac Agency, Inc.                              Louisiana
     J&H Marsh & McLennan of Maine, Inc.                   Maine
     J&H Marsh & McLennan of Massachusetts, Inc.           Massachusetts
     J&H Marsh & McLennan of Michigan, Inc.                Michigan
     J&H Marsh & McLennan of Mississippi, Inc.             Mississippi
     J&H Marsh & McLennan of Nevada, Inc.                  Nevada
     J&H Marsh & McLennan of Ohio, Inc.                    Ohio
     J&H Marsh & McLennan of Oklahoma, Inc.                Oklahoma
     J&H Marsh & McLennan of Pennsylvania, Inc.            Pennsylvania
     Marsh & McLennan of Puerto Rico, Inc.                 Puerto Rico
     J&H Marsh & McLennan of Rhode Island, Inc.            Rhode Island
     J&H Marsh & McLennan, Inc. (Texas)                    Texas
     Marsh & McLennan of Texas, Inc.                       Texas
     J&H Marsh & McLennan of Texas, Inc.                   Texas
     J&H Marsh & McLennan of Utah, Inc.                    Utah
     J&H Marsh & McLennan of Virginia, Inc.                Virginia
     J&H Marsh & McLennan of West Virginia, Inc.           West Virginia
     J&H Marsh & McLennan International, Inc.              Wisconsin
     J&H Marsh & McLennan Global Broking, Inc.             New York
          J&H Marsh & McLennan Global Broking (Bermuda)
            Ltd.                                           Bermuda
               Bowring (Bermuda) Investments Ltd.          Bermuda
          J&H Marsh & McLennan Global Broking, Inc.        Connecticut
          J&H Marsh & McLennan Global Broking, Inc.        Illinois
          J&H Marsh & McLennan Global Broking, Inc.        Missouri
          J&H Marsh & McLennan Global Broking, Inc.        New Jersey


                                       1




          J&H Marsh & McLennan Intermediaries, Inc.        New York
          J&H Marsh & McLennan Global Broking, Inc.        Texas
     Marsh & McLennan Global Broking (Dublin) Ltd.         Ireland
     JHM Holdings, Inc.                                    New York
     Marsh & McLennan Properties, Inc.                     Delaware
          Marsh & McLennan Properties (Bermuda) Ltd.       Bermuda
     Marsh & McLennan Holdings, Inc.                       Delaware
          Marsh & McLennan (Korea) Ltd.                    Korea
          Marsh & McLennan (Malaysia) SDN BHD              Malaysia
     Marsh & McLennan Argentina SA Asesores de
       Seguros (86%)                                       Argentina
          Ayling & Barrios SA                              Argentina
     Marsh & McLennan Argentina SA Corredores
       de Reaseguros                                       Argentina
     Marsh & McLennan Argentina SA Risk Management
       Consultants                                         Argentina
     J&H Marsh & McLennan Pty. Ltd.                        Australia
          Marsh & McLennan (PNG) Pty. Ltd.                 Papua New Guinea
               Kila Bowring Insurances Pty. Ltd. (52%)     Papua New Guinea
          Fenchurch Insurance Brokers Pty. Limited         Australia
          Marsh & McLennan (WA) Pty. Ltd.                  Australia
          Marsh & McLennan (WA Division) Pty. Ltd.         Australia
          Marsh & McLennan (South Australia) Pty. Ltd.     Australia
          Marsh & McLennan (SA Division)                   Australia
          Marsh & McLennan Captive Management Services
            Pty. Ltd.                                      Australia
          Asia Pacific Insurance Wholesalers Pty. Ltd.     Australia
     Marsh & McLennan Versicherungs-Service GmbH           Austria
     Marsh & McLennan Management Services
       (Barbados), Ltd.                                    Barbados
     Henrijean, S.A.                                       Belgium
     Marsh & McLennan Europe S.A.                          Belgium
     Marsh & McLennan Management Services
       (Bermuda) Limited                                   Bermuda
          Transglobe Management (Bermuda) Ltd.             Bermuda
          Marsh & McLennan (Cayman Islands) Ltd.           Cayman Islands
          Marsh & McLennan Management Services (L) Ltd.    Labuan
     Tudor, Marsh & McLennan Corretores de Seguros Ltda.   Brazil
     J&H Marsh & McLennan Ltd.                             Canada
          D.G. Watt & Associates Ltd.                      Canada
          Charbonneau, Dulude & Associes (1985)
            Limitee/Charbonneau,                           Canada
             Dulude & Associates (1985) Limited            Canada
          M&M Insurance Management Canada Ltd.             British Columbia
          Marshcan Insurance Brokers Limited               Canada
          Irish & Maulson Limited                          Ontario
          Pratte-Morrissette, Inc.                         Quebec
          Schatz Insurance Agencies, Inc.                  Saskatchewan
          Marsh & McLennan (SASK) Ltd.                     Saskatchewan
     Claro Marsh & McLennan S.A. Corredores De Seguros     Chile
          Claro Marsh & McLennan Consultores en Recursos
            Humanos, Ltda.                                 Chile
     Marsh & McLennan Denmark A/S                          Denmark
          Marsh & McLennan Norway A.S.                     Norway
          Marsh & McLennan Sweden AB                       Sweden
     Marsh & McLennan Companies GmbH                       Germany
     Marsh & McLennan Companies
       Beteiligungsgesellschaft II GmbH                    Germany
          Gradmann & Holler, K.G.                          Germany
               Erwin Warnecke GmbH                         Germany
               Gradmann & Holler GmbH (89%)                Germany
                    RMB-Risk Management Beratungs-GmbH     Germany
                    Wolf & Hasselmann GmbH                 Germany
                    Gradmann & Holler-William M. Mercer
                      GmbH (90%)                            Germany
                    Airport Asserkuranz Vermittlungs
                      GmbH (50%)                            Germany
               Gradmann & Holler International GmbH (90%)   Germany


                                       2


                    Gradmann & Holler Kiefhaber GmbH        Germany
                    Gradmann & Holler AG                    Switzerland
Marsh & McLennan-Hellas-L.L.C.                              Greece
Marsh & McLennan Management Services (Guernsey) Limited     Guernsey
Marsh & McLennan Limited                                    Hong Kong
Marsh & McLennan Budapest Insurance Brokers &
  Consultants Ltd.                                          Hungary
Marsh & McLennan Management Services (Dublin) Limited       Ireland
Bowring Marsh & McLennan (IOM) Ltd.                         Isle of Man
Marsh & McLennan Management Services (Isle of Man) Ltd.     Isle of Man
J&H Marsh & McLennan Italia S.P.A.                          Italy
J&H Marsh & McLennan Japan Ltd.                             Japan
Marsh & McLennan Co. Inc.                                   Liberia
Marsh & McLennan Luxembourg, S.A.                           Luxembourg
Marsh & McLennan Insurance Management Services, S.A.        Luxembourg
S.P.K. Bowring Marsh & McLennan Sdn. Bhd.                   Malaysia
Marsh & McLennan Agente de Seguros y de Fianzas,
  S.A. de C.V.                                              Mexico
Corredores Internacionales de Reaseguros S.A.               Mexico
Marsh & McLennan Polska Sp.zO.O                             Poland
Marsh & McLennan Romania SRL                                Romania
Marsh & McLennan Management Services (S) Pte. Ltd.          Singapore
Marsh & McLennan Bowring Pte. Ltd.                          Singapore
Marsh & McLennan Slovakia s.r.o.                            Slovakia
Marsh & McLennan Correduria de Reaseguros S.A.              Spain
Marsh & McLennan Espana, S.A., Correduria de Seguros (60%)  Spain
     Marsh Privat AIE (50%)                                 Spain
J&H Marsh & McLennan AG                                     Switzerland
Marsh & McLennan Sigorta ve Reasurans Brokerligi AS         Turkey
J&H Marsh & McLennan International Broking Holdings, Ltd.   United Kingdom
      Insurance Brokers of Nigeria                          Nigeria
J&H Marsh & McLennan Financial Services Ltd.                United Kingdom
Marsh & McLennan Bowring Marine & Energy Group Ltd.         United Kingdom
Marsh & McLennan Limited                                    United Kingdom
Marsh & McLennan, Incorporated                              Virgin Islands
     Muir Beddall (Zimbabwe) Limited                        Zimbabwe
Jay R. Corp.                                                New York
Casualty Insurance Company Services, Inc.                   California
Johnson & Higgins Agency of Korea, Ltd.                     Korea
Johnson & Higgins (Columbia) Ltd                            Columbia
J&H Marsh & McLennan Financial Services, Inc.               New York
Johnson & Higgins Financial Services of Texas, Inc.         Texas
Johnson & Higgins Securities, Inc.                          Montana
Retach Corporation                                          Delaware
Shipowners of Claims Bureau, Inc.                           New York
Caribbean Marine Associates, Inc.                           Florida
Pacific Marine Associates, Inc.                             California
Johnson & Higgins (USVI) Ltd.                               Virgin Islands
Johnson & Higgins Intermediaries of Washington, Inc.        Washington
Healthcare Risk Management Services, Inc.                   Washington
Espana Uno, Inc.                                            Delaware
Espana Dos, Inc.                                            Delaware
Espana Treso, Inc.                                          Delaware
Espana Cuatro, Inc.                                         Delaware
Espana Cinco, Inc.                                          Delaware
Espana Seis, Inc.                                           Delaware
Espana Siete, Inc.                                          Delaware
Espana Ocho, Inc.                                           Delaware
J&H Interests                                               New York
Henry Ward Johnson & Company Insurance Services, Inc.       California
Henry Ward Johnson  & Company Incorporated                  Illinois
Johnson & Higgins/Kirke-Van Orsdel, Inc.                    Delaware


                                       3



Johnson & Higgins Willis Faber Holdings, Inc.               New York
Johnson & Higgins Services, Inc.                            New York
New, S.A.                                                   Peru
Willcox, Barringer & Co. (California) Inc.                  California
     Willcox Johnson & Higgins Asia, Pte. Ltd.              Singapore
     Johnson & Higgins Willis Faber (U.S.A.) Inc.           New York
Wilson McBride, Inc.                                        Ohio
AM-Grip, Inc.                                               Texas
Johnson & Higgins W.F. Ltd.                                 Canada
Johnson & Higgins de Venezuela, CA.                         Venezuela
Johnson & Higgins Holdings B.V.                             Netherlands
J&H Unison Holdings B.V.                                    Netherlands
Max Mattheissen Holdings A.B.                               Sweden
Unison Belgium                                              Belgium
R. Mees & Zoonen Holdings B.V.                              Netherlands
R. Mees & Zoonen Assuranten B.V.                            Netherlands
Unison Management (Scandinavia) AB                          Scandinavia
Albert Willcox & Co. De Venezuela, CA.                      Venezuaela
Foster Higgins (Far East) Limited                           Hong Kong
Intercontinental De Reaseguros, S.A.
Inversiones Orquidea, S.A.                                  Columbia
Johnson & Higgins Aviation Pty. Ltd.                        Australia
Johnson & Higgins of (Barbados) Limited                     Barbados
     J&H Intermediares (Barbados) Limited                   Barbados
Johnson & Higgins of (Bermuda) Limited                      Bermuda
     Unison Management (Bermuda) Ltd.                       Bermuda
Johnson & Higgins of (Cayman Islands) Ltd.                  Cayman Islands
     IMC (Turks & Caicos) Limited                           Caymen Islands
     Johnson & Higgins Intermediaries (Cayman) Ltd.         Cayman Islands
     Victoria Hall Company Limited                          Bermuda
Johnson & Higgins of (Chile) Limitada                       Chile
     Johnson & Higgins Mediservice -
       Administradora De Planos De Saude Ltda.              Brazil
     Albert Willcox & Co. of Canada Ltd.                    Canada
     Dupuis, Parizeau, Tremblay, Inc.                       Canada
Les Conseillers Dpt. Inc.                                   Canada
Johnson & Higgins Corretores De Seguros Ltda.               Brazil
Johnson & Higgins (H.K.) Limited                            Hong Kong
Johnson & Higgins (Peru) S.A. Corredores De Seguro          Peru
J&H Marsh & McLennan Pte.                                   Singapore
     Johnson & Higgins PB Co., Ltd                          Singapore
     Johnson & Higgins Risk Management Services
       (S) Pte. Ltd.                                        Singapore
Johnson & Higgins Consulting S.r.L                          Italy
     Unison Consultants Europe (UCE)                        Belgium
     J&H Employee Benefit S.p.A.                            Italy
     Mednorte Internacional - Sociedade Mediadora
       De Seguros, Limitada
     Johnson & Higgins Sociadad Anonima
     Johnson & Higgins (Uruguay) Inc.                       Urugway
     Llenrup Participaues S.C. Ltda.                        Brazil
     Sersur                                                 Brazil
Reinmex, Intermediaries De Reasguro, S.A. De C.V.           Mexico
Uniservice Management Luxembourg, S.A.                      Luxembourg
Willcox Phillippines Inc.                                   Phillippines
Johnson & Higgins Management Services, Ltd.                 Bermuda
Inter-Ocean Management (Cayman) Limited                     Cayman Islands
Johnson & Higgins Luxembourg, S.A.                          Luxembourg
Transglobal (Guernsey) Ltd.                                 Guernsey
Unison Management (Dublin) Limited                          Ireland
Vista Insurance Company, Ltd. - Bermuda                     Bermuda
Mactras (Bermuda) Limited                                   Bermuda
Gem Insurance Company Limited                               Bermuda


                                       4



Unservice Insurance Service Limited                         Bermuda
H.I. Group - Johnson  & Higgins Phillippines, Inc.          Phillippines
JHINDAH (Asia) Limited                                      Indonesia
Guy Carpenter & Company, Inc.                               Delaware
     The Carpenter Management Corporation                   Delaware
          Paul Napolitan, Inc.                              Delaware
     Sellon Associates, Inc.                                New York
     Balis & Co., Inc.                                      Pennsylvania
          Philadelphia Insurance Management Company         Delaware
     EQECAT, Inc.                                           Delawre
     Guy Carpenter Advisors, Inc.                           Delaware
     Inter-Americas Insurance Services, Inc.                California
     Normandy Reinsurance Company Limited                   Bermuda
     Guy Carpenter & Company, S.A.                          Belgium
     American Overseas Management Corporation (Canada)      Canada
     Guy Carpenter & Company (Canada) Limited               Canada
     Guy Carpenter & Company, A/S                           Denmark
     Gradmann & Holler/Guy Carpenter GmbH                   Germany
     Guy Carpenter & Company (Asia) Limited                 Hong Kong
     Guy Carpenter Italia, S.R.L.                           Italy
     Guy Carpenter y Cia (Mexico) S.A. de C.V.              Mexico
     Guy Carpenter & Company (Stockholm) AB                 Sweden
          Bennich Reinsurance Management AB                 Sweden
     Guy Carpenter & Co. Limited                            United Kingdom
          Marsh & McLennan Risk Capital Holdings, Ltd.      Delaware
          Marsh & McLennan Risk Capital Corp.               Delaware
          MMRCH LLC                                         Delaware
          MMRC LLC                                          Delaware
          Terra Nova (Bermuda) Holdings, Ltd.               Bermuda
Marsh et McLennan France SA                                 France
     Mercer-Faugere & Jutheau SA                            France
     Compagnie Europeenne de Courtage
       d'Assurances et de Ressurances                      France
     Faugere & Jutheau, S.A.                                France
          Faugere & Jutheau Bermuda                         Bermuda
          Assureurs Conseils Tchadiens (S.A.R.L.)           Chad
          Assureur Conseil de Djibouti- Faugere &
            Jutheau et Cie SARL                             Djibouti
          Ancien Cabinet Pierre de Kerpezdron (S.A.)        France
               SNC P. Deleplanque                           France
          Boistel S.A.                                      France
          Bureau Gogioso Eyssautier S.A.                    France
               Eyssautier Flepp Malatier & Pages S.A.       France
                    Boistel Eyssautier S.A.                 France
               Omnium d'Assurances Maritimes                France
               Astramar S.A.                                France
               Cires SARL                                   France
               Sogescor SARL                                France
               Gatier S.A.                                  Switzerland
               Assurances Maritimes Eyssautier
                 Malatier Inter SARL                        France
               Ivoiriennes Assurances Conseil               Ivory Coast
          Societe Internationale de Courtage d'Assurances
              et de Reassurances-F&J (SARL)                 Burkina Faso
          Socodel-Paris S.A.                                France
          Union Francaise de Reassurances (S.A.)            France
                Guy Carpenter & Cia, S.A.                   Spain
          William M. Mercer-Faugere & Jutheau (S.A.R.L.)    France
          Societe d'Etude et de Gestion et de
            Conseil en Assurance SA                         Senegal
Mercer Consulting Group, Inc.                               Delaware
     National Economic Research Associates, Inc.            California


                                       5




          National Economic Research Associates, Inc.       Delaware
     Mercer Management Consulting, Inc.                     Delaware
          Decision Research Corporation                     Massachusetts
          LAR/Decision Research Corporation                 New York
          Lippincott & Margulies, Inc.                      New York
          Mercer Management Consulting, Ltd.                Bermuda
          Mercer Management Consulting GmbH                 Germany
               UBM Consultoria Internacional S/C Ltda.      Brazil
               UBM Consulting France International
                 Management Consultants                     France
               Mercer Management Consulting Limited         Switzerland
               Mercer Management Consulting S.L.            Spain
          Mercer Management Consulting SNC                  France
          Consulmercer-Consultores de Gestao,
            Sociedade Unipssoal, Lda.                       Portugal
          Mercer Consulting Services S.A.                   Switzerland
     Mercer MW Ltda                                         Brazil
     Mercer MW Corretora De Seguros                         Brazil
     William M. Mercer Companies, LLC                       Delaware
          William M. Mercer Holdings, Inc.                  Delaware
               William M. Mercer Holdings Canada, Inc.      Delaware
               William M. Mercer Pty. Ltd.                  Australia
                    Superfund Nominees Pty. Ltd.            Australia
               William M. Mercer S.A.                       Belgium
               William M. Mercer Limited                    Canada
                    Mercer Management Consulting Limited    Canada
                    Societe Conseil Mercer Limitee          Quebec
               Mercer Limited                               Ireland
                    P.I.C. Advisory Services Limited        Ireland
                    P.I.C. Management Services Limited      Ireland
               Mercer Fraser P.I.C. Trustees Limited        Ireland
               William M. Mercer Limited of Japan           Japan
               William M. Mercer Limited                    Hong Kong
                    William M. Mercer Pte. Ltd.             Singapore
               William M. Mercer (Malaysia) Sdn. Bhd.       Malaysia
                    William M. Mercer Zainal Fraser
                      Sdn. Bhd.                             Malaysia
               William M. Mercer Ten Pas B.V.               Netherlands
                    WMM Haneveld Investment Consulting B.V. Netherlands
                         Reitmulders & Partners B.V.        Netherlands
                    William M. Mercer Services B.V.         Netherlands
               William M. Mercer Limited                    New Zealand
               William M. Mercer, Incorporated              Puerto Rico
               William M. Mercer, S.A.                      Switzerland
               William M. Mercer Limited                    United Kingdom
                    William M. Mercer Fraser (Irish
                      Pensioneer Trustees) LimitedIreland
                    William M. Mercer Srl                   Italy
                    William M. Mercer Fraser Pension
                      Fund Trustees Limited                 United Kingdom
                    Duncan C. Fraser & Co.                  United Kingdom
                    William M. Mercer Fraser Computer
                      Services Limited                      United Kingdom
                    Mercer Management Consulting, Limited   United Kingdom
                    MF Trustees Limited                     United Kingdom
                    William M. Mercer Fraser Pension Fund
                      Trustees Limited United Kingdom
                    William M. Mercer (Isle of Man)
                      Limited                               Isle of Man
                    Pensioneer Trustees (Leeds) Limited     England
                    William M. Mercer Lda.                  Portugal
                    William M. Mercer Fraser Limited        United Kingdom


                                       6



                    MPA (International) Limited             United Kingdom
                    Pension Trustees Limited                United Kingdom
                    Pensioneer Trustees Limited             United Kingdom
                    Pensioneer Trustees (London) Limited    United Kingdom
                    Southampton Place Trustee Co. Ltd.      United Kingdom
               William M. Mercer (Korea) Co., Ltd.          Korea
               Mercer C & B Servicios, S.A. de C.V.         Mexico
               Mercer C & B S.A. de C.V.                    Mexico
               William M. Mercer Agente de Sequros
                S.A. de C.V.                                Mexico
          William M. Mercer, Incorporated                   Delaware
               WMM Services, Inc.                           Delaware
               William M. Mercer Securities Corp.           Delaware
               National Medical Audit                       California
               Hansen International Limited                 Delaware
               William M. Mercer of Indiana, Incorporated   Indiana
               Mercer Investment Consulting, Inc.           Kentucky
               William M. Mercer of Kentucky, Inc.          Kentucky
               William M. Mercer, Incorporated              Louisiana
               William M. Mercer, Incorporated              Massachusetts
               William M. Mercer of Michigan,
                 Incorporated                               Michigan
               William M. Mercer, Incorporated              Nevada
               William M. Mercer, Incorporated              Ohio
               William M. Mercer, Incorporated              Oklahoma
               William M. Mercer of Texas, Inc.             Texas
               William M. Mercer of Virginia,
                 Incorporated                               Virginia
               MPA Superannuation Services Limited          Australia
               MPA Superfund Nominees Pty. Limited          Australia
               Mercer R.H. SARL                             France
               William M. Mercer-MPA Limited                Hong Kong
               William M. Mercer Philippines,
                 Incorporated Philippines
          William M. Mercer S.A.                            Argentina
               William M. Mercer S.A. Asesores
                 de Seguros   Argentina
          William M. Mercer Comercio Consultoria
            e Servicos Ltda.                                Brazil
               William M. Mercer Consultoria Ltda.          Brazil
               Grupo Assistencial De Economia E
                 Financas Tudor S/C Ltda.                   Brazil
          William M. Mercer, S.A.                           Belgium
          William M. Mercer Limitada                        Chile
               William M. Mercer Claro Corredores
                 de Seguros                                 Chile
          William M. Mercer A/S                             Denmark
               William M. Mercer A.B.                       Sweden
          William M. Mercer Broking (Taiwan) Ltd.           Taiwan
          William M. Mercer Consulting (Taiwan) Ltd.        Taiwan
Seabury & Smith, Inc.                                       Delaware
     Seabury & Smith of Arkansas, Inc.                      Arkansas
     Appleby & Sterling Agency, Inc.                        Delaware
     J&H Marsh & McLennan Private Client Services, Inc.     Delaware
     Marsh & McLennan Securities Corporation                Delaware
     Albert A. Wohlers & Co.                                Illinois
     Smith-Sternau Organization, Inc.                       Delaware
     The Schinnerer Group, Inc.                             Delaware
          Victor O. Schinnerer & Company, Inc.              Delaware

                                       7



               Victor O. Schinnerer of Illinois, Inc.       Illinois
               Victor O. Schinnerer & Company, Inc.         Ohio
          Encon Holdings, Inc.                              Texas
               Panhandle Insurance Agency, Inc.             Texas
                    Encon Underwriting Agency, Inc.         Texas
          Encon Holdings, Inc.                              Ontario
               Encon Insurance Managers Inc.                Canada
                    Encon Management Services, Inc.         Canada
                    Encon Reinsurance Managers Inc.         Canada
               Encon Title Insurance Managers Inc.          Canada
          Victor O. Schinnerer & Company Ltd.               United Kingdom
               Encon Underwriting Limited                   United Kingdom
               Admiral Holdings Limited                     United Kingdom
                    Admiral Underwriting Agencies
                      Limited                               United Kingdom
               Admiral Ireland Limited                      Ireland
               Admiral Underwriting Agencies
                 (Ireland) Ltd.                             Ireland
     Seabury & Smith of Georgia, Inc.                       Georgia
     M. A. Gesner of Illinois, Inc.                         Illinois
     Seabury & Smith of Illinois, Inc.                      Illinois
     Seabury & Smith, Inc.                                  Indiana
     Seabury & Smith, Inc.                                  Kentucky
     Seabury & Smith, Inc.                                  Louisiana
     Seabury & Smith, Inc.                                  Massachusetts
     Seabury & Smith, Inc.                                  Michigan
     Seabury & Smith, Inc.                                  Nevada
     Seabury & Smith Agency, Inc.                           Ohio
     Seabury & Smith, Inc.                                  Oklahoma
     Seabury & Smith, Inc.                                  Texas
     Seabury & Smith, Inc.                                  Virginia
     Seabury & Smith Limited                                Ontario
          G. E. Freeman Insurance Agency Limited            Ontario
     Seabury & Smith Limited                                United Kingdom
Putnam Investments, Inc.                                    Massachusetts
     Putnam Investment Management, Inc.                     Massachusetts
     Putnam Future Advisors, Inc.                           Massachusetts
     Putnam Fiduciary Trust Company                         Massachusetts
     Putnam Investor Services, Inc.                         Massachusetts
     Putnam Mutual Funds Corp.                              Massachusetts
          Putnam Insurance Agency, Inc.                     Massachusetts
     The Putnam Advisory Company, Inc.                      Massachusetts
          Putnam Europe Ltd.                                United Kingdom
     The Putnam Corporation                                 Massachusetts
     Pan Agora Asset Management                             Delaware
     Pan Agora Management, Ltd.                             United Kingdom
     Putnam Rhumbline Corporation                           Massachusetts
     Primary Funds Service Corp.                            Delaware
     Putnam Overseas Institutional Management
       Company, Ltd.                                        Bahamas
     Putnam International Distributors, Ltd.                Cayman Islands
     Putnam Deutschland GmbH                                Germany
     Putnam International Advisory Company, S.A.            Luxembourg
          NKK-Putnam Management, S.A.                       Luxembourg
     Putnam International Growth Management, S.A.           Luxembourg
     Putnam Luxembourg, S.A.                                Luxembourg
     Putnam Management (Luxembourg) S.A.                    Luxembourg
J&H Marsh & McLennan (Holdings) Ltd.                        England
     J&H Marsh & McLennan (Services) Ltd.                   England
     Johnson & Higgins Holdings Ltd.                        England
          Johnson & Higgins Limited                         England


                                       8



     Peter Smart Associates (Insurance Brokers) Limited     England
     J&H Global Risk Management Consultancy Limited         England
     Johnson & Higgins Ireland Limited                      Eire
     Johnson & Higgins UK Limited                           England
     Corporate Risk PLC                                     Scotland
     Johnson & Higgins Services Limited                     England
          Corporate Pension & Financial Services Limited    Scotland
          JSC Johnson & Higgins Kazakstan                   Kazakstan
          JSC Johnson & Higgins Moscow                      Moscow
J&H Marsh & McLennan Ltd.                                   England
     Guy Carpenter & Company Ltd.                           Ireland
     Guy Carpenter & Company Ltd.                           England
     Wilcox J&H Reinsurance Brokers Ltd.                    England
     Bowring Reinsurance Brokers Ltd.                       England
     Wilcox Johnson & Higgins Reinsurance Brokers Limited   England
          Wilcox Intermediaries Limited (D)                 England
     CBH Limited                                            England
          CBC Personal Financial Services Limited (D)       England
     Unison Insurance Brokers Limited (D)                   England
J&H Marsh & McLennan (UK) Ltd.                              England
Marsh & McLennan Management Services (Guernsey) Ltd.        Guernsey
J&H Marsh & McLennan (IOM) Ltd.                             I.O.M.
Marsh & McLennan Management Services (Isle of Man) Ltd.     I.O.M.
     Carpenter Bowring (UK) Ltd. (D)                        England
          Intermediary Systems Ltd.                         England
          Winchester Bowring Ltd. (D)                       England
               White Kennett Ltd. (D)                       England
     C.T. Bowring & Co. (Insurance) Ltd. (D)                England
          Bowring Worldwide Services (D)                    England
     J&H Marsh & McLennan Global Broking Ltd.               England
          Bowring Aviation Ltd. (D)                         England
          Marsh & McLennan FINPRO Ltd. (D)                  England
     Aviation Risk Management Services Ltd.                 England
     Bowring Marine Ltd. (D)                                England
     J&H Marsh & McLennan Space Projects Ltd. (D)           England
     Bowring Aviation Advisory Services Ltd. (D)            England
     Marsh & McLennan Marine & Energy Ltd. (D)              England
     Marsh & McLennan Services ltd.                         England
     Marsh & McLennan Holdings Ltd.                         England
     Marsh & McLennan Nederland B.V.                        Netherlands
     Marsh & McLennan Lda.                                  Portugal
     Marsh & McLennan Bowring Ltd. (D)                      England
     C.T. Bowring Ltd. (D)                                  England
     Bowring Professional Indemnity Scotland Ltd. (D)       Scotland
     Microsafe Ltd. (D)                                     England
          Geological Information Systems Ltd.               England
     Ulster Insurance Services Ltd.                         N. Ireland
     Bowring Ltd. (D)                                       England
     Surveyers Insurance Brokers Ltd. (50%)                 England
     Marsh & McLennan Ltd.                                  New Zealand
          Reinsurances New Zealand Ltd.                     New Zealand
          Risk Management Ltd.                              New Zealand
          Marsh & McLennan Ltd. (90%)                       Fiji
          Reinsurances (Pacific) Ltd.                       Fiji
     J&H Marsh & McLennan (Treasury Services) Ltd.          England
          C.T. Bowring (Trading Holdings) Ltd.              England
               Baffin Trading Company Ltd.                  Canada


                                       9



          J&H Marsh & McLennan Community
            Involvement Ltd.                                Canada
          C.T. Bowring (Insurance) Holdings Ltd.            Canada
          C.T. Bowring Japan Ltd.                           Japan
          Guy Carpenter & Company Pty. Ltd.                 Australia
               Guy Carpenter & Company New Zealand Ltd.     New Zealand
               Australian World Underwriters                Australia









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